SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20.    SUBSEQUENT EVENTS

On February 28, 2022, after obtaining all the requisite regulatory approvals, the Company and JD.com entered into an amendment to share subscription agreement which previously entered on March 22, 2021. Upon the closing of this deal, the Company issued 109,215,017 ordinary shares to JD.com in exchange for US$546 million in cash and certain strategic resources from JD.com. JD.com holds, taking into account its existing shareholding, approximately 52% of the Company’s issued and outstanding shares and has consolidated the financial results of the Group into its consolidated financial statements.

On March 11, 2022, the board of directors of the Company has authorized a share repurchase whereby the Company is authorized to repurchase its own ordinary shares in the form of American depository shares with an aggregate value of up to US$70 million during the next 12-month period.